CONTRACT FOR THE SALE AND PURCHASE OF REAL ESTATE
NO BROKER - COMMERCIAL LAND

FOR VALUABLE CONSIDERATION **$1,250,000.00** and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Stevens Automotive LLC (Seller), whether one or more, and Renewable Technology Solutions, Inc. (Buyer), whether one or more, do hereby covenant, contract and agree as follows:

1. AGREEMENT TO SALE AND PURCHASE: Seller agrees to sell, and Buyer agrees to buy from Seller the property described as follows: *(complete adequately to identify property)*

   Parcel('s): **23-05-21-000-038.001 containing 11.0 acres, and 23-05-21-4-000-002.000 containing 17.0 acres** City of: **Bay Minete, Baldwin County, State of Alabama**. Better described on attached exhibit.

   Together with all fixtures and attachments to said land except the following: **N/A**

   All property sold by this contract is called the "Property."

2. SALES PRICE: The parties agree to the following sales price:

	Amount
Purchase Price: *One million two hundred fifty thousand dollars*	$1,250,000.00

   If the unpaid principal balance(s) of any assumed loan(s), if any, as of the Closing Date varies from the loan balance(s) stated above, the cash payable at closing will be adjusted by the amount of any variance.

3. FINANCING: The following provisions apply with respect to financing:

   ☐ CASH SALE: This contract is not contingent on financing.

   ☐ OWNER FINANCING: Seller agrees to finance ____________ dollars of the purchase price pursuant to a promissory note from Buyer to Seller of $____________, bearing ____________% interest per annum, payable over a term of ____________ years with even monthly payments, secured by a deed of trust or mortgage lien with the first payment to begin n the ___ day of ____________, 20___.

   ☒ NEW LOAN OR ASSUMPTION: This contract is contingent on Buyer obtaining financing. Within **90** days after the effective date of this contract. If financing or assumption approval is not obtained within **120** days after the effective date hereof, this contract will terminate and the earnest money will be refunded to Buyer

4. EARNEST MONEY: Buyer shall deposit $5,000.00 as earnest money with Jim Mauldin upon execution of this contract by both parties.

5. PROPERTY CONDITION:

   Buyer hereby represents that he has personally inspected and examined the above mentioned property and accepts the property in it's "as-is" and present condition.

6. UTILITIES: Provided to the property:
   Water is provided by: ____________
   Sewer is provided by: ____________
   Gas is provided by ____________
   Electricity is provided by ____________
   Internet is provided by ____________

The present condition of all utility access to the property is accepted by Buyer.

Seller is not aware of the existence of wetlands, shoreland, or flood plain on or affecting the real property except as follows: **None**.

Seller knows of no hazardous substances or petroleum products having been placed, stored, or released from or on the real property by any person in violation of any law, nor of any underground storage tanks having been located on the real property at any time, except as follows: **None**.

7. CLOSING: The closing of the sale will be on or before **April 1, 2019** unless extended pursuant to the terms hereof.

Closing may be extended to within 7 days after objections to matters disclosed in the title abstract, certificate or Commitment or by the survey have been cured.
The closing date may also be extended by written agreement of the parties.

8. TITLE AND CONVEYANCE: Seller is to convey title to Buyer by Warranty Deed and provide Buyer with a Certificate of Title prepared by an attorney, title or abstract company upon whose Certificate or report title insurance may be obtained from a title insurance company qualified to do and doing business in the state of Alabama. Seller shall, prior to or at closing, satisfy all outstanding mortgages, deeds of trust and special liens affecting the subject property which are not specifically assumed by Buyer herein. Title shall be good and marketable, subject only to (a) covenants, conditions and restrictions of record, (b) public, private utility easements and roads and rights-of-way, (c) applicable zoning ordinances, protective covenants and prior mineral reservations, (d) special and other assessments on the property, if any, (e) general taxes for the year **2018 and subsequent years**. A title report shall be provided to Buyer at least 5 days prior to closing. If there are title defects, Seller shall notify Buyer within 5 days of closing and Buyer, at Buyer's option, may either (a) if defects cannot be cured by designated closing date, cancel this contract, in which case all earnest money deposited shall be returned, (b) accept title as is, or (c) if the defects are of such character that they can be remedied by legal action within a reasonable time, permit Seller such reasonable time to perform curative work at Seller's expense. In the event that the curative work is performed by Seller, the time specified herein for closing of this sale shall be extended for a reasonable period necessary for such action. Seller represents that the property may be legally used as zoned and that no government agency has served any notice to Seller requiring repairs, alterations or corrections of any existing condition except as stated herein.

9. APPRAISAL, SURVEY AND TERMITE INSPECTION: Any appraisal of the property shall be the responsibility of ☒ Buyer ☐ Seller. A survey is ☐ not required ☒ required, the cost of which shall be paid by ☒ Seller ~~☐~~ Buyer. C.S. C.S. **Other:** *Buyer may require an updated Phase 1 Environmental Study. should there be exceptions noted a Phase 2 Environmental Study may be required. Buyer will pay all cost associated with these reports and make the reports available to Seller if any exceptions are noted.*

10. POSSESSION AND TITLE: Seller shall deliver possession of the Property to Buyer at closing. Prior to closing the property shall remain in the possession of Seller.

11. CLOSING COSTS AND EXPENSES: The following closing costs shall be paid as provided. *(Leave blank if the closing cost does not apply.)*

Closing Costs	Buyer	Seller	Both*
Attorney Fees			X
Title Insurance	X		
Title Abstract or Certificate	X		
Recording Fees	X		
Appraisal	X		
Survey	X		
If contingent on rezoning, cost and expenses of rezoning	X		

Closing Costs	Buyer	Seller	Both*
Other:			
Phase 1 Environmental Study	X		
Phase 2 Environmental Study	X		
All other closing costs			

* 50/50 between buyer and seller.

12. PRORATIONS: Taxes for the current year, interest, maintenance fees, assessments, dues and rents, if any, will be prorated through the Closing Date. If taxes for the current year vary from the amount prorated at closing, the parties shall adjust the prorations when tax statements for the current year are available

13. DEFAULT: If Buyer fails to comply with this contract, Buyer will be in default, and Seller may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money as liquidated damages, thereby releasing both parties from this contract. If, due to factors beyond Seller's control, Seller fails within the time allowed to make any non-casualty repairs or deliver evidence of clean title, Buyer may either (a) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (b) terminate this contract as the sole remedy and receive a refund of the earnest money. If Seller fails to comply with this contract for any other reason, Seller will be in default and Buyer may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money, thereby releasing both parties from this contract.

14. ATTORNEY'S FEES: The prevailing party in any legal proceeding brought under or with respect to the transaction described in this contract is entitled to recover from the non-prevailing party all costs of such proceeding and reasonable attorney's fees.

15. REPRESENTATIONS: Seller represents that as of the Closing Date (a) there will be no liens, assessments, or security interests against the Property which will not be satisfied out of the sales proceeds unless securing payment of any loans assumed by Buyer and (b) assumed loans will not be in default. If any representation in this contract is untrue on the Closing Date, this contract may be terminated by Buyer and the earnest money will be refunded to Buyer. All representations contained in this contract will survive closing.

16. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person", as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person", then Buyer shall withhold from the sales proceeds an amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service together with appropriate tax forms. IRS regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

17. AGREEMENT OF PARTIES: This contract contains the entire agreement of the parties and cannot be changed except by their written agreement.

18. NOTICES: All notices from one party to the other must be in writing and are effective when mailed to, hand-delivered at, or transmitted by facsimile machine as follows:

To Buyer at:

Renewable Technology Solutions, Inc.
c/o Chris Headrick, CEO
1774 Derby Downs Drive
Friendsville, TN 37737
E: chris@clh-llc.com M: 865-227-4818

To Seller at:

Steven Automotive LLC
c/o Chuck Stevens
P.O. Box 1296
Bay Minette, AL 36507
E: chuck@csaemail.com M:(251) 747-5737

Buyer Initials CH ______

Seller Initials C.S. ______

19. ASSIGNMENT: This agreement may not be assigned by Buyer without the consent of Seller. This agreement may be assigned by Seller and shall be binding on the heirs and assigns of the parties hereto.

20. PRIOR AGREEMENTS: This contract incorporates all prior agreements between the parties, contains the entire and final agreement of the parties, and cannot be changed except by their written consent. Neither party has relied upon any statement or representation made by the other party or any sales representative bringing the parties together. Neither party shall be bound by any terms, conditions, oral statements, warranties, or representations not herein contained. Each party acknowledges that he has read and understands this contract. The provisions of this contract shall apply to and bind the heirs, executors, administrators, successors and assigns of the respective parties hereto. When herein used, the singular includes the plural and the masculine includes the feminine as the context may require.

21. NO BROKER: The parties represent that neither party has employed the services of a real estate broker in connection with the property, or that if such agents have been employed, that the party employing said agent shall pay any and all expenses outside the closing of this agreement.

22. EMINENT DOMAIN: If the property is condemned by eminent domain after the effective date hereof, the Seller and Buyer shall agree to continue the closing, or a portion thereof, or cancel this Contract. If the parties cannot agree, this contract shall ☐ remain valid with Buyer being entitled to any condemnation proceeds at or after closing, or ☒ be cancelled and the earnest money returned to Buyer.

23. RECORDING: This agreement ☐ may ☒ may not be recorded in the official records of Baldwin County, Alabama.

24. OTHER PROVISIONS

Seller represents that the property ☒ is ☐ is not zoned and may be used for commercial purposes, included the following use intended by Buyer Biofuel facility. If the property is zoned, Seller represents that the property is zoned by the City of Bay Minette Zoning Department with zoning designation M2 General Industrial.

TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THIS AGREEMENT.

GOVERNING LAW: This contract shall be governed by the laws of the State of Alabama.

EXECUTED the 12th day of December, 2018 (THE EFFECTIVE DATE).

For Buyer:
Renewable Technology Solutions, Inc.

Christopher L. Headrick, CEO

For Seller:
Stevens Automotive, LLC

Chuck Stevens

Attachments: Tax Records for both Parcels

CONTRACT FOR THE SALE AND PURCHASE OF REAL ESTATE
NO BROKER - COMMERCIAL LAND

FOR VALUABLE CONSIDERATION **$1,250,000.00** and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Stevens Automotive LLC (Seller), whether one or more, and Renewable Technology Solutions, Inc. (Buyer), whether one or more, do hereby covenant, contract and agree as follows:

1. AGREEMENT TO SALE AND PURCHASE: Seller agrees to sell, and Buyer agrees to buy from Seller the property described as follows: *(complete adequately to identify property)*

   Parcel('s): **23-05-21-000-038.001 containing 11.0 acres, and 23-05-21-4-000-002.000 containing 17.0 acres** City of: **Bay Minete, Baldwin County, State of Alabama**. Better described on attached exhibit.

   Together with all fixtures and attachments to said land except the following: **N/A**

   All property sold by this contract is called the "Property."

2. SALES PRICE: The parties agree to the following sales price:

	Amount
Purchase Price: *One million two hundred fifty thousand dollars*	$1,250,000.00

   If the unpaid principal balance(s) of any assumed loan(s), if any, as of the Closing Date varies from the loan balance(s) stated above, the cash payable at closing will be adjusted by the amount of any variance.

3. FINANCING: The following provisions apply with respect to financing:

   ☐ CASH SALE: This contract is not contingent on financing.

   ☐ OWNER FINANCING: Seller agrees to finance ______________ dollars of the purchase price pursuant to a promissory note from Buyer to Seller of $______________, bearing ______________% interest per annum, payable over a term of ______________ years with even monthly payments, secured by a deed of trust or mortgage lien with the first payment to begin n the ___ day of ______________, 20___.

   ☒ NEW LOAN OR ASSUMPTION: This contract is contingent on Buyer obtaining financing. Within **90** days after the effective date of this contract. If financing or assumption approval is not obtained within **120** days after the effective date hereof, this contract will terminate and the earnest money will be refunded to Buyer

4. EARNEST MONEY: Buyer shall deposit $5,000.00 as earnest money with Jim Mauldin upon execution of this contract by both parties.

5. PROPERTY CONDITION:

   Buyer hereby represents that he has personally inspected and examined the above mentioned property and accepts the property in it's "as-is" and present condition.

6. UTILITIES: Provided to the property:
   Water is provided by: ____________________
   Sewer is provided by: ____________________
   Gas is provided by ____________________
   Electricity is provided by ____________________
   Internet is provided by____________________

Buyer Initials ______ ______

Seller Initials C.S. ______

The present condition of all utility access to the property is accepted by Buyer.

Seller is not aware of the existence of wetlands, shoreland, or flood plain on or affecting the real property except as follows: **None**.

Seller knows of no hazardous substances or petroleum products having been placed, stored, or released from or on the real property by any person in violation of any law, nor of any underground storage tanks having been located on the real property at any time, except as follows: **None**.

7. CLOSING: The closing of the sale will be on or before **April 1, 2019** unless extended pursuant to the terms hereof.

Closing may be extended to within 7 days after objections to matters disclosed in the title abstract, certificate or Commitment or by the survey have been cured.
The closing date may also be extended by written agreement of the parties.

8. TITLE AND CONVEYANCE: Seller is to convey title to Buyer by Warranty Deed and provide Buyer with a Certificate of Title prepared by an attorney, title or abstract company upon whose Certificate or report title insurance may be obtained from a title insurance company qualified to do and doing business in the state of Alabama. Seller shall, prior to or at closing, satisfy all outstanding mortgages, deeds of trust and special liens affecting the subject property which are not specifically assumed by Buyer herein. Title shall be good and marketable, subject only to (a) covenants, conditions and restrictions of record, (b) public, private utility easements and roads and rights-of-way, (c) applicable zoning ordinances, protective covenants and prior mineral reservations, (d) special and other assessments on the property, if any, (e) general taxes for the year **2018 and subsequent years**. A title report shall be provided to Buyer at least 5 days prior to closing. If there are title defects, Seller shall notify Buyer within 5 days of closing and Buyer, at Buyer's option, may either (a) if defects cannot be cured by designated closing date, cancel this contract, in which case all earnest money deposited shall be returned, (b) accept title as is, or (c) if the defects are of such character that they can be remedied by legal action within a reasonable time, permit Seller such reasonable time to perform curative work at Seller's expense. In the event that the curative work is performed by Seller, the time specified herein for closing of this sale shall be extended for a reasonable period necessary for such action. Seller represents that the property may be legally used as zoned and that no government agency has served any notice to Seller requiring repairs, alterations or corrections of any existing condition except as stated herein.

9. APPRAISAL, SURVEY AND TERMITE INSPECTION: Any appraisal of the property shall be the responsibility of ☒ Buyer ☐ Seller. A survey is ☐ not required ☒ required, the cost of which shall be paid by ☐ Seller ☒ Buyer. **Other:** *Buyer may require an updated Phase 1 Environmental Study, should there be exceptions noted a Phase 2 Environmental Study may be required. Buyer will pay all cost associated with these reports and make the reports available to Seller if any exceptions are noted.*

10. POSSESSION AND TITLE: Seller shall deliver possession of the Property to Buyer at closing. Prior to closing the property shall remain in the possession of Seller.

11. CLOSING COSTS AND EXPENSES: The following closing costs shall be paid as provided. *(Leave blank if the closing cost does not apply.)*

Closing Costs	Buyer	Seller	Both*
Attorney Fees			X
Title Insurance	X		
Title Abstract or Certificate	X		
Recording Fees	X		
Appraisal	X		
Survey	X		
If contingent on rezoning, cost and expenses of rezoning	X		

Buyer Initials CH ______

Seller Initials C.S ______

Closing Costs	Buyer	Seller	Both*
Other:			
Phase 1 Environmental Study	X		
Phase 2 Environmental Study	X		
All other closing costs			

* 50/50 between buyer and seller.

12. PRORATIONS: Taxes for the current year, interest, maintenance fees, assessments, dues and rents, if any, will be prorated through the Closing Date. If taxes for the current year vary from the amount prorated at closing, the parties shall adjust the prorations when tax statements for the current year are available

13. DEFAULT: If Buyer fails to comply with this contract, Buyer will be in default, and Seller may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money as liquidated damages, thereby releasing both parties from this contract. If, due to factors beyond Seller's control, Seller fails within the time allowed to make any non-casualty repairs or deliver evidence of clean title, Buyer may either (a) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (b) terminate this contract as the sole remedy and receive a refund of the earnest money. If Seller fails to comply with this contract for any other reason, Seller will be in default and Buyer may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money, thereby releasing both parties from this contract.

14. ATTORNEY'S FEES: The prevailing party in any legal proceeding brought under or with respect to the transaction described in this contract is entitled to recover from the non-prevailing party all costs of such proceeding and reasonable attorney's fees.

15. REPRESENTATIONS: Seller represents that as of the Closing Date (a) there will be no liens, assessments, or security interests against the Property which will not be satisfied out of the sales proceeds unless securing payment of any loans assumed by Buyer and (b) assumed loans will not be in default. If any representation in this contract is untrue on the Closing Date, this contract may be terminated by Buyer and the earnest money will be refunded to Buyer. All representations contained in this contract will survive closing.

16. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person", as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person", then Buyer shall withhold from the sales proceeds an amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service together with appropriate tax forms. IRS regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

17. AGREEMENT OF PARTIES: This contract contains the entire agreement of the parties and cannot be changed except by their written agreement.

18. NOTICES: All notices from one party to the other must be in writing and are effective when mailed to, hand-delivered at, or transmitted by facsimile machine as follows:

To Buyer at:

Renewable Technology Solutions, Inc.
c/o Chris Headrick, CEO
1774 Derby Downs Drive
Friendsville, TN 37737
E: chris@clh-llc.com M: 865-227-4818

To Seller at:

Steven Automotive LLC
c/o Chuck Stevens
P.O. Box 1296
Bay Minette, AL 36507
E: chuck@csaemail.com M:( ) -

Buyer Initials CH ______

Seller Initials C.S. ______

19. ASSIGNMENT: This agreement may not be assigned by Buyer without the consent of Seller. This agreement may be assigned by Seller and shall be binding on the heirs and assigns of the parties hereto.

20. PRIOR AGREEMENTS: This contract incorporates all prior agreements between the parties, contains the entire and final agreement of the parties, and cannot be changed except by their written consent. Neither party has relied upon any statement or representation made by the other party or any sales representative bringing the parties together. Neither party shall be bound by any terms, conditions, oral statements, warranties, or representations not herein contained. Each party acknowledges that he has read and understands this contract. The provisions of this contract shall apply to and bind the heirs, executors, administrators, successors and assigns of the respective parties hereto. When herein used, the singular includes the plural and the masculine includes the feminine as the context may require.

21. NO BROKER: The parties represent that neither party has employed the services of a real estate broker in connection with the property, or that if such agents have been employed, that the party employing said agent shall pay any and all expenses outside the closing of this agreement.

22. EMINENT DOMAIN: If the property is condemned by eminent domain after the effective date hereof, the Seller and Buyer shall agree to continue the closing, or a portion thereof, or cancel this Contract. If the parties cannot agree, this contract shall ☐ remain valid with Buyer being entitled to any condemnation proceeds at or after closing, or ☒ be cancelled and the earnest money returned to Buyer.

23. RECORDING: This agreement ☐ may ☒ may not be recorded in the official records of Baldwin County, Alabama.

24. OTHER PROVISIONS

Seller represents that the property ☒ is ☐ is not zoned and may be used for commercial purposes, included the following use intended by Buyer Biofuel facility. If the property is zoned, Seller represents that the property is zoned by the City of Bay Minette Zoning Department with zoning designation M2 General Industrial.

TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THIS AGREEMENT.

GOVERNING LAW: This contract shall be governed by the laws of the State of Alabama.

EXECUTED the 12th day of December, 2018 (THE EFFECTIVE DATE).

For Buyer: Renewable Technology Solutions, Inc.	For Seller: Stevens Automotive, LLC
[signature] Christopher L. Headrick, CEO	[signature] Chuck Stevens

NO SHOP Equipment included, building only.

Attachments: Tax Records for both Parcels